                                                                    EXHIBIT 10.8

CONFIDENTIAL TREATEMENT REQUESTED. CONFIDENTIAL PORTIONS FO THIS DOCUMENT HAVE BEEN REDACTD AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                          JOINT DEVELOPMENT AGREEMENT

     This Joint Development Agreement (the "Agreement") is made and entered into as of the 29th day of October, 1999 (the "Effective Date"), by and between IGS Technologies, Inc., a corporation organized and existing under the laws of California, with its principal place of business at 4001 Burton Drive, Santa Clara, CA 95054 ("IGS"), and Coreum Technology, Inc., a corporation organized and existing under the laws of California, with its principal place of business at 4030, Moorpark Avenue, Suite #125, San Jose, CA 95117 ("Coreum").

     Whereas, Coreum has developed and is developing certain *** macrocell core designs;

     Whereas, Coreum and iGST are willing to jointly customize and port such designs as well as add new designs for integration into iGST's Integrated Circuits and for usage by Coreum for its Macrocell product offering;

     Now, Therefore, the parties, intending to be legally bound, hereby agree as follows:

1.   DEFINITIONS

     1.1  "Core" shall have the meaning set forth in the Statement of Work.

     1.2 "Database" means the technical specifications described in the Statement of Work, Verilog models and the Documentation.

     1.3 "Deliverables" means the items to be developed and/or provided by Coreum to iGST under this Agreement in accordance with the Statement of Work and the Specifications.

     1.4 "Device" means the embodiment or incorporation of the Core in a semiconductor device or other product.

     1.5 "Documentation" means user manuals, training materials, help text, sample documents and graphics and other written or graphic materials provided to iGST by Coreum that describe the operation of the Core.

     1.6 "Error" shall mean a material nonconformity of the Core with the Specifications.

     1.7 "Improvements" means any improvements, discoveries, developments, modifications or derivative works whether or not patentable.

     1.8 "Intellectual Property Rights" means all current and future trade secrets, copyrights, patents and other patent rights, trademark rights, service mark rights, mask work rights and any and all other intellectual property or proprietary rights now known or hereafter recognized in any jurisdiction.

     1.9 "Specifications" means the functional specifications of the Core set forth in Attachment 1 to the Statement of Work (see Exhibit A).


*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     1.10 "Statement of Work" means the document specifying the development work to be performed by Coreum under this Agreement and the iGST's responsibilities for the development (see paragraph 2.3), NRE and Payment per Chip. A copy of the Statement of Work is attached hereto as Exhibit A. The Statement of Work may be amended by the parties from time to time upon the mutual agreement, in writing, of both parties.

     1.11 " Schedule" means the schedule set forth in the Attachment 2 to the Statement of Work (Exhibit A).

2.   Development, Delivery And Acceptance

     2.1 Project Managers. Each party shall appoint a project manager who will coordinate and act as liaison with the other party with respect to each project under the Statement of Work. The parties' respective project managers shall participate in project review meetings as set forth in a Statement of Work or as otherwise mutually agreed. Either party may change its project manager from time to time upon written notice to the other party.

     2.2 Modifications to the Statement of Work. From time to time during the development process, either party may propose changes to the Specifications to improve or add functionality to the Core. If Coreum generates such proposal, the proposal will include an estimate of the effect on price and timing of the development effort. If iGST makes such proposal, Coreum will notify iGST of technical feasibility of the proposed change and the estimated effect on price and timing of Coreum's development effort. The parties will then discuss in good faith whether to adopt such change. To be effective, any such modification to a Statement of Work must be agreed upon in writing by the parties. Absent such written agreement, the Specifications and Statement of Work in existence at the time of the proposal will remain in effect.

     2.3 iGST's Responsibilities. For Coreum to be able to perform its development tasks, iGST must provide the information and mutually agreed upon assistance described in the applicable Statement of Work.

     2.4 Delivery. Coreum shall use diligent efforts to deliver to iGST each of the Deliverables in accordance with the delivery schedule set forth in the applicable Statement of Work. Upon completion of each Deliverable set forth in the Statement of Work, Coreum shall deliver such Deliverable to iGST. Such delivery shall be ex works Coreum's facilities.

     2.5  Acceptance.

          (a) Within thirty (30) days, or such other period of time as may be set forth in the Statement of Work for a particular Deliverable, after receipt by iGST of a Deliverable from Coreum, (the "Acceptance Period"), iGST shall review, test, and evaluate such Deliverable for conformity with the Specifications and in accordance with the test procedures described in the Statement of Work and provide Coreum either (i) a written acceptance of the Deliverable or (ii) a written statement of rejection indicating the non-conformities to the Specification requiring correction. A Deliverable will be deemed accepted by iGST if Coreum does not receive either written acceptance or written rejection regarding such deliverable within the Acceptance Period.

          (b) If any Deliverable is rejected as set forth above, Coreum shall use diligent efforts to remedy all identified, reproducible and material non-conformities to the Specifications in such Deliverable and shall promptly return the reworked Deliverable to iGST for re-testing, review, and reevaluation. If Coreum believes in good faith that such remediation will take longer than thirty
(30) days, Coreum shall so notify iGST. iGST shall then, within the Acceptance
        =
Period of such redelivery, use reasonable efforts to again provide Coreum with a written statement indicating any further material non-conformities requiring correction.

          (c) The foregoing procedure shall be repeated until (i) final written acceptance of the Deliverable by iGST, or (ii) the parties mutually agree in writing to terminate this Agreement; provided, however, should Coreum fail to remedy all material non-conformities to Specifications in any Deliverable after iGST has rejected such Deliverable three (3) times, iGST may, as its sole remedy, terminate this Agreement in accordance with Section 10.2 hereof.

3.   Joint Development

     3.1  Terms of the Joint Development.

          (a) Subject to the terms and conditions of this Agreement, Coreum and iGST will jointly develop new designs as well as customize and port Coreum's existing integration into iGST's Integrated Circuits and for usage by Coreum for its Macrocell product offering.

          (b) iGST is not in the business of licensing its core and does not intent to offer the jointly develop core as a standard Macrocell. After the completion of this development and final acceptance of the core as specified under this Agreement, iGST might, from time to time, license the core developed during that first year to specific OEM partners.

          (c) Neither iGST nor Coreum shall make the jointly developed core available in the public domain.

     3.2 Trademarks. Nothing in this Agreement shall be deemed to give Coreum or iGST any rights to use any of the other party's trademarks or trade names, including without limitation the respective company names without specific, prior written consent.

     3.3 Ownership. The Core will be developed as a Joint development and ownership will be according to paragraph 3.4 except for Customer Specific, non-standard circuitry or features ("custom circuitry") that iGST has been requested to implement for a specific customer and identified in writing at the time of the discussion of this custom circuitry with Coreum.

     3.4 Jointly Developed Applications. For any joint conception, invention and development of technology, the parties agree that all Intellectual Property Rights conceived, created, made, or first fixed in a tangible medium of expression during the term of and in the course of performance of any applicable Statement of Work, shall be as follows: (i) Coreum's Intellectual Property Rights when algorithms are conceived, invented or created by Coreum personnel not for the purpose of this Joint Development Agreement; (ii) iGST Intellectual Property Rights when algorithms are conceived, invented or created by iGST personnel not for the purpose of this Joint Development Agreement; and (iii) owned jointly by the parties (if not an Improvement to the Core), without right of accounting, when algorithms are conceived, invented or created jointly by iGST and Coreum personnel for the purpose of this Joint Development Agreement ("Joint Intellectual Property"). Coreum and iGST agree that throughout the term of this Agreement they shall cooperate reasonably and in good faith to decide jointly the manner in which their respective interests in Joint Intellectual Property shall be perfected and enforced. Specifically, for Joint Intellectual Property, Coreum and iGST shall jointly decide: (i) the subject matter for which patent applications and applications for copyright registrations will be prepared; (ii) the resources to be utilized in the preparation and prosecution of such applications; (iii) the parties' rights to review and/or approve such applications and other papers prior to filling in, or submission to, the United States Patent and Trademark Office and/or with the Registrar of Copyrights; (iv) the allocation of expenses incurred in the preparation, prosecution and maintenance of patent applications, patents, and copyright registrations and the like; (v) matters regarding the enforcement, through litigation, licensing or otherwise of the Joint Intellectual Property against third parties; and (vi) the manner in which revenue resulting from enforcement of Joint Intellectual Property will be shared between Coreum and iGST. Should a party choose not to participate in securing or protecting an element of Joint Intellectual Property, the other party may secure or protect its claims to such Joint Intellectual Property and shall be entitled to reap the benefit of its efforts without accounting to the other party, including without limitation retaining the full amount of any settlement or damage award from a third party. If one party declines to participate in securing or protecting an element of Joint Intellectual Property, and the other party secures Patents or Copyrights, the declining party will maintain ownership as specified in this Agreement. Moreover, the Patents or Copyrights obtained during and for the purpose of this Joint Development between Coreum and iGST under this Agreement will not be enforceable to either Coreum or iGST for the jointly developed Intellectual Property.

     3.5 Infringement by Third Parties. If either party learns of any possible infringement or misappropriation of either Party's Intellectual Property Rights, it shall immediately give notice thereof to the other party. iGST agrees to cooperate with Coreum's reasonable efforts to seek legal remedies for such infringements and misappropriations.

4.   Payments

     4.1 Fees. iGST shall pay to Coreum the fees set forth in the Statement of Work, including without limitation non-recurring engineering fees, milestone payments and payment-per-device set forth therein.

     4.2 Payment-per-Device ("PPD"). iGST shall, within thirty (30) days after the end of each calendar quarter:

          (a) Send to Coreum a report detailing the number of Devices sold during the quarter to which the payment set forth in Section 4.1 above applies, the rates at which the PPD were computed, the amount of PPD due, and all additional details necessary to show how these amounts were determined. iGST will provide Coreum with a written, quarterly report, whether or not any PPD is due; and

          (b) Pay to Coreum all PPD to which Coreum is entitled, as stated in the attached Statement of Work.

     4.3 Books and Records. iGST shall keep true and accurate records and books of account containing all the data reasonably required for the full computation and verification of royalty payments due under this Agreement for each quarter of each of iGST's fiscal years. Such materials shall be retained for a period of at least five (5) years following the end of the fiscal year to which they relate. iGST's books of account shall be maintained in accordance with generally accepted accounting principles consistently applied. iGST shall permit the auditing and copying of such records and books of account by Coreum's representatives. Fees and expenses incurred in connection with such inspections (such as professional fees and expenses paid to accountants or other examiners retained by Coreum and the cost of copying records and books of account) shall be borne by Coreum, unless such inspection shall reveal that an error of ten per cent (10%) or more in any payment was made during any given quarter, in which case the fees and expenses incurred in connection with the inspection during which such error was discovered shall be borne by iGST.

     4.4 Late Payment. Any payment not made when due shall bear interest at a rate equal to one percent (1%) per month, on the unpaid amounts from time to time outstanding from the date on which portions of such amounts became due and owing until payment thereof in full.

     4.5 No Set-Off. No part of any amount payable to either party hereunder may be reduced due to any counterclaim, set-off, adjustment or other right which the other party may have against such party.

     4.6 Taxes. iGST will be responsible for the payment of all export, excise, sales, use, property and other taxes based on the transactions under this Agreement or the fees paid hereunder, including without limitation NRE fees and PPD. If iGST is required to withhold any taxes from amounts paid to Coreum under this Agreement, it shall pay Coreum an additional amount so that the amount actually received net of taxes by Coreum is the amount that Coreum would have received had there been no withholding tax.

     4.7 Currency. All payments hereunder shall be in United States Dollars. In the event of transactions giving rise to an obligation to make a payment hereunder with respect to which iGST receives payment in a currency other than currency which is legal tender in the United States of America, all payments required to be made by iGST under Section 4.1 hereof shall be converted, prior to payment, into United States Dollars at the applicable rate of exchange published in the Western United States edition of the Wall Street Journal on the last day of the month in which such transaction occurred.

5.   Maintenance

     5.1 Error Correction. For a period of ninety (90) days following acceptance of the Core, Coreum shall, at no additional charge to iGST, use reasonable efforts to fix any and all Errors, and provide technical support relating to the Core. In the event that part of the Coreum team has moved to iGST, then this team should be available to Coreum to support the error correction effort. Upon each successful fix or correction of Errors, Coreum shall deliver to iGST the Database comprising such fix or correction.

      5.2  Ongoing Support.  Following expiration of the period set forth in
Section 5.1, iGST may elect to purchase additional support and maintenance services from Coreum at Coreum's then-current hourly rate plus reasonable expenses. Alternatively, iGST may purchase annual support and maintenance services at Coreum's then-current annual rates, payable in advance in quarterly installments. iGST may cancel such services upon receipt of Coreum's invoice for any semiannual installment or at any time upon ninety (90) days prior notice to Coreum, and receive a pro rata refund of any prepayments for the cancelled period. Coreum's rates are subject to change at Coreum's sole discretion upon thirty (30) days' advance notice for any period not then currently paid for by iGST.

6.   Warranties

     6.1 Limited Performance Warranty. Coreum represents and warrants that the Core will conform in all material respects to the Specifications for a period of ninety (90) days after acceptance of the Core in the initial iGST target Device and in accordance with Section 2.5 and the applicable Statement of Work. The warranty set forth above shall not apply if (A) the Devices are used in any direct or active operations of any equipment in any nuclear, aviation, mass transit, or medical applications, or in any other inherently dangerous applications, or (B) the Core is not used in accordance with the Documentation or is otherwise misused. The limited warranty set forth above shall also not apply to modifications or Improvements made by any party other than Coreum to the Core nor shall it apply to the Device as a whole except to the extent solely attributable to the Core.

     6.2 Remedies. iGST's sole and exclusive remedy and Coreum's sole and exclusive obligation for a breach of the warranty set forth in Section 6.1 shall be the Error correction provided in accordance with Section 5.

     6.3 Commercialization. Both Coreum and iGST shall use commercially reasonable efforts to manufacture, market, sell and warranty the Devices integrating the Jointly Developed Core.

     6.4 Warranty Exclusion. Except as provided in Section 6.1, Coreum makes no warranty of any kind with regard to the Deliverables, the Core, the Database,
                                                                 =
the Documentation, or any Coreum Intellectual Property Rights. COREUM EXPRESSLY
                 =
DISCLAIMS ANY AND ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION WARRANTIES OF TITLE, NONINFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHETHER ARISING IN LAW, CUSTOM, CONDUCT OR OTHERWISE. No person is authorized to make any warranty or representation concerning the performance of the Core. Both Coreum and iGST agree that they will make no warranty, express or implied, on behalf of the other party.

7.   Indemnification.

     7.1 Coreum Indemnity. Coreum agrees at its expense to defend any action, claim, suit or proceeding (a "Claim") that the Core infringes any third party's United States patent or copyright or misappropriates any third party's trade secret, and will indemnify iGST from and against any costs, liabilities and damages finally awarded against iGST by a court of competition jurisdiction in such Claim, including without limitation reasonable attorneys' fees; provided that (i) iGST promptly notifies Coreum of the existence of such Claim, (ii) iGST provides Coreum reasonable assistance upon Coreum's request and at Coreum's reasonable expense, and (iii) iGST gives Coreum the sole control of the defense and settlement of such Claim. If an injunction is obtained against iGST for use of the Core, or if Coreum reasonably believes that such injunction is likely, Coreum will, at its option and its expense, either (i) procure for iGST the right to continue using such Core, (ii) replace or modify Core or the infringing portions thereof so that they become non-infringing, or (iii) refund PPD and fees paid therefor depreciated on a straight-line basis over three (3) years and terminate this Agreement. Coreum will have no liability or obligation to defend or indemnify for any Claim arising from (i) the combination of Core with iGST or third party materials or intellectual property, unless it is determined by a court of competent jurisdiction that the Core is the sole infringing element of such claim; (ii) the modification or translation of Core or any portion of the Core by a party other then Coreum; (iii) any use by iGST of the Core after iGST becomes aware that the Core may be infringing; or (iv) use of an outmoded or superceded version of the Core after Coreum has made available a revised, non-infringing version.

     7.2 iGST Indemnity. Except as specifically provided in Section 7.1, iGST agrees to defend, indemnify and hold Coreum harmless from and against any and all Claims, brought by a third party and from and against any and all liabilities, losses, costs, including without limitation reasonable attorneys' fees and other court expenses related thereto, arising by reason of iGST's exercise of its rights under this Agreement, including without limitation any Claims that (i) the Devices infringe any third party's Intellectual Property Rights, or (ii) relate to product liability claims from use of the Devices; provided that (i) Coreum promptly notifies iGST of the existence of such Claim;
(ii) Coreum provides iGST reasonable assistance in the defense of such Claim at iGST's request and at iGST's reasonable expenses; and (iii) Coreum gives iGST the sole control of the defense and settlement for such Claim, except that iGST may not settle or compromise any Claim without Coreum's prior written consent unless such settlement or compromise unconditionally releases Coreum. iGST will have no liability for any Claim of indemnity under this Section 7.2 if it is determined by a court of competent jurisdiction that the Core, and not the combination of the Core with iGST or third party material, is the infringing element of such Claim.

     7.3 The foregoing provisions of this Section 7 state the entire liability and obligations of each party and the exclusive remedy of each party with respect to any alleged Intellectual Property Rights infringement by the Core, the Database, the Documentation and the Devices.

8.  Limitation Of Liability

OTHER THAN FOR BREACHES OF SECTIONS 3 AND SECTION 9, OR FOR ANY AMOUNTS PAYABLE PURSUANT TO SECTION 7, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY LOST PROFITS, OR FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE, OR EXEMPLARY DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION ANY LOSS OF USE OR OTHER ECONOMIC DAMAGE, INCLUDING INJURY TO PROPERTY, AS A RESULT OF BREACH OF ANY WARRANTY OR OTHER TERM OF THIS AGREEMENT,

REGARDLESS OF WHETHER THE OTHER PARTY WAS ADVISED, HAD OTHER REASON TO KNOW, OR IN FACT KNEW OF, THE POSSIBILITY THEREOF. IN NO EVENT SHALL COREUM'S AGGREGATE LIABILITY EXCEED THE AMOUNTS RECEIVED BY COREUM FROM CUSTOMER UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTHS PRECEDING THE DATE OF THE INITIAL EVENT RESULTING IN SUCH CLAIMS. THE EXISTENCE OF MULTIPLE CLAIMS SHALL NOT ENLARGE THE FOREGOING LIMIT. THE PARTIES ACKNOWLEDGE THAT THE FOREGOING LIMITATION OF LIABILITY IS A FUNDAMENTAL BASIS OF THE BARGAIN BETWEEN THE PARTIES AND THAT IN ITS ABSENCE THE ECONOMIC TERMS WOULD BE SUBSTANTIALLY DIFFERENT.

9.   Confidentiality

     9.1 Nondisclosure and Non-Use. All confidential or proprietary information disclosed by one party to the other and marked as confidential or proprietary ("Confidential Information") shall be treated as confidential and not disclosed or transferred by the recipient to third parties, other than the recipient's agents and employees who need to know such information to serve the recipient and who are obligated to treat such information as confidential. For purposes hereof, confidential or proprietary information disclosed orally shall also be considered Confidential Information hereunder if identified at the time of disclosure as confidential and thereafter summarized and reduced to writing, marked as confidential.

     9.2 Exclusions. Notwithstanding any other provision of this Agreement, neither party shall be restricted from using information received from the other party which: (a) is or becomes public knowledge through no wrongful act of the recipient; (b) is rightfully obtained by the recipient from a third party without similar restriction and without breach of any obligation owed to the disclosing party; (c) is approved for release by written authorization of the disclosing party.

     9.3 Enforcement. Each party shall exert its reasonable and diligent efforts, including, but not limited to the execution of proprietary non-disclosure agreements with employees, consultants, and other third parties, and legal action, to enforce compliance with the provisions of this Section 9 by its directors, officers, employees, and any third party to whom it provided access to Confidential Information of the other party.

10.  Term And Termination

     10.1 Term. Unless terminated earlier under the terms of this Section, this Agreement shall commence upon the Effective Date and shall continue for a period of 7 years or until terminated as provided below (the "Term").

     10.2 Termination for Breach. If either party materially defaults in the performance of its obligations hereunder, the defaulting party agrees to use its commercially reasonable efforts to correct the default within sixty (60) days after written notice of default from the non-defaulting party; provided, however, that the Acceptance of the Core has been in accordance with paragraph 2.5; period for a failure to make a payment when due shall be thirty (30) days. If any such default is not corrected within the applicable cure period, then the non-defaulting party at its option may, in addition to any other remedies it may have, terminate this Agreement immediately.

     10.3 Survival. Sections 1, 3, 4, 6.4, 7, 8, 9, 10 and 11 shall survive any termination or expiration of this Agreement.

11.  General Provisions

     11.1 Assignment. Either party may assign this Agreement in connection with a corporate reorganization, acquisition, merger, or sale of all or substantially all of its assets. Subject to the foregoing, neither party may assign or otherwise transfer this Agreement nor any rights or obligations under this Agreement, in whole or in part, without the other party's prior written consent. Any attempt by a party to effect such an assignment or transfer without the other party's written consent will be void.

     11.2 Independent Contractors. The parties hereto are independent contractors. Nothing contained herein or done in pursuance of this Agreement shall constitute either party the agent of the other party for any purpose or in any sense whatsoever, or constitute the parties as partners or joint venturers.

     11.3 Amendment. No alteration, amendment, waiver, cancellation or any other change in any term or condition of this Agreement shall be valid or binding on either party unless mutually assented to in writing by both parties.

     11.4 No Waiver. No waiver of any term or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be a further or continuing waiver of that term or condition or a waiver of any other term or condition.

     11.5 Severability. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect. The parties agree to negotiate in good faith an enforceable substitute provision for any unenforceable provision that most nearly achieves the intent and economic effect of the unenforceable provision.

     11.6 Headings. The section headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     11.7 Notices. The addresses of the parties for this Agreement are as detailed below, or any other address as to which a party will notify the other fifteen days in advance. All notices and other communications delivered in person shall be deemed received upon delivery, sent by registered mail shall be deemed to have been received as of ten business days after sending thereof, and given by facsimile shall be deemed received twenty-four (24) hours after transmission with confirmed answer-back.

          If to Coreum:  Coreum, Inc.
                         4030, Moorpark Avenue, Suite #125,
                         San Jose, CA 95117
                         Fax:  408-
                         Attn:  Fuad Abunofal

          If to iGST:    iGS Technologies
                         4001, Burton Drive
                         Santa Clara, CA 95054
                         Fax: 408-982-8951
                         Attn: Jack Guedj

     11.8 Export Compliance; Government End Users. IGST and Coreum will not export, directly or indirectly, the Devices, or any portion of the Devices, or the Core in any form, to any country or foreign national for which United States laws or regulations require an export license or other governmental approval, without first obtaining such license or approval. Both Parties hereby agree to indemnify and hold the other Party harmless from and against any losses, damages, penalties or causes of action resulting from a violation of this Section.

     11.9 Force Majeure. Except for the payment of monies due under this Agreement, neither party shall be deemed to be in default under this Agreement as long as its failure to perform any of its obligations hereunder is occasioned solely by fire, labor disturbance, acts of civil or military authorities, acts of God, or any similar cause beyond such party's reasonable control. Upon the occurrence of an event of force majeure, the party claiming force majeure shall immediately notify the other of the nature and expected duration of the event of force majeure.

     11.10 Venue; Jurisdiction. Coreum and iGST each hereby irrevocably: (i) agree that upon the request of either part, any suit, action or other legal proceeding arising from or relating to this Agreement shall be brought in a court of competent jurisdiction in San Jose, California, which court shall have exclusive jurisdiction over any controversy arising from or related to this Agreement; (ii) consents to the jurisdiction of such court in any such suit, action or proceeding; and (iii) waives any objection it may have to the laying of venue of any such suit, action or proceeding in such court and waives any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Service of process in any suit, action or proceeding may be made in any manner permitted by law.

     11.11 Governing Law. This agreement shall be governed by and interpreted in accordance with the laws of California as between California residents, without reference to its conflict of laws principles. The parties expressly agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

     11.12 Entire Agreement. This Agreement and the referenced Exhibits which are incorporated herein by this reference, constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all previous and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

     In Witness Whereof, the parties hereto have caused this JOINT DEVELOPMENT AGREEMENT to be signed in duplicate by duly authorized officers or representatives as of the date first above written.


iGST                                         Coreum, Inc.



By      /s/ Jack Guedj                          By    /s/ Fuad Abunofal
  ----------------------------                    -----------------------------
Name        Jack Guedj                          Name      Fuad Abunofal
    --------------------------                       --------------------------
Title       President                           Title     President
     -------------------------                        -------------------------
            10/29/99                                            10/29/99

                                   EXHIBIT A

                               Statement Of Work

1. Purpose: Joint Development of ***, ***, ***, Memory Interface Core meeting iGST's requirements.
2. Coreum will provide Behavioral Model, Verilog source code, simulation environment and synthesis scripts.
3. Coreum will manage the development as a separate team which comprises of *** to *** Coreum engineers plus *** to *** engineers loaned from iGST. The Coreum dedicated team for iGST will join iGST within *** months of the start of the program. The development program will take place approximately on an equal basis at the Coreum and iGST facilities.
4. Development fees

 . NRE: $*** at contract signing with payment upon receipt of invoice from
   Coreum.
 . Payment to Coreum per iGST chip sold to its customers for the first *** units or the first *** years after signing of the final agreement whichever comes first:
   - first *** units: $*** per chip
   - *** to *** units: $*** per chip
   - *** to *** units: $*** per chip
   - *** to *** units: $*** per chip
 . Coreum will receive a compensation of $***/month/employee assigned to the iGST project for up to *** employees for the period of *** months estimated to complete the deliverables. An amount of $*** per month will be retained by iGST and paid upon working prototypes of the first chip embedding the technology defined in paragraph 2. Invoices for monthly payments will be sent by Coreum the 3rd week of the first month and then on a monthly basis. iGST will make the payment within 15 calendar days after receipt of the monthly invoice.
 . The specifications and development schedule have been mutually agreed upon by both parties and integrated as an attachments to this exhibit A: Attachment 1 for the specifications and Attachment 2 for the development schedule. If Coreum completes the development in less than 6 months, then iGST will grant 20,000 shares to be assigned at Coreum's discretion. Unless of no fault from Coreum, if Coreum completes the development more than 6 months, then there will be a ***% penalty on the payment per chip paid to Coreum.
 . If at least one of the Coreum employees join iGST and stay with iGST for a period of 1 year, Coreum will receive an additional NRE of 100,000 shares of iGST at the price per share at the start of the program. If all the employees terminate their employment with iGST, without cause, before the one-year period, then no incentive will be paid. Finally, if at least one of the Coreum employees working on the program do not join iGST or join iGST but terminate his employment, without cause in less that 6 months, then there will be a ***% penalty on the payments per chip paid to Coreum.
6. iGST will review additional services at a mutually acceptable rate that Coreum can provide such as total chip integration, *** um conversion, design methodology or other design consulting services.
7. Both iGST and Coreum will co-own the design and code for the modules defined in paragraph 1 and developed by Coreum for iGST. It is understood that whatever Coreum develops independently and separately from the team that it assigns for iGST will be

-------------
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     solely owned by Coreum. Similarly, whatever iGST develops independently will be solely owned by iGST.
8. The employees to be transferred from iGST to Coreum will be identified at the beginning of the program and interviewed by iGST. In turn, Coreum will also interview the *** to *** iGST engineers working on the program.

                           ATTACHMENT 1 TO EXHIBIT A

                                SPECIFICATIONS

                                  *** and ***

                               *** and *** Core

1.   DESCRIPTION OF WORK

Coreum Technology, Inc. "Coreum" and IGS Technologies "IGS" will integrate several of their own IP blocks in addition to some jointly developed IP blocks to build a Chip set for the Set Top Box market. Coreum IP blocks include (***,***,*** and ***) with IGS Chip ***. The new chip including the *** will be called ***.

NOTE:

 . ONLY (***,***,*** and *** were included in the original contract, the two new blocks mentioned in the following pages (*** and ***) were added to simplify the interface between the new chip and the existing IGST chip. They are not very complex but they add to the complexity of the design

 . The *** block will be physically residing on the *** but it is the responsibility of IGS. As of 10/10/99 the *** was not defined. This implies that the bus connected to the *** is not defined yet.

 . In addition to the *** and ***, IGS is requesting that the *** be able to run *** streams of ***, in order to be able to do that, it was agreed that the speed of *** be almost doubled. The new speed target is set to ***Hz. Also the memory system *** should be modified to support the increased bandwidth, a *** wide *** will be needed, it is possble that the memory subsystem (external SDRAM) should run at ***. The internal *** should run at the speed of ***.

 . IGS requested that the *** copies of *** be used to enable reception of *** simultanous bit streams. Though only *** of these *** can be sent to the *** parallel port. IGS has added the *** and *** standards to the *** filter and removed ***. IGS will provide all the specification of these Standards to Coreum.

 .  For a low end application, IGS's requested that *** memory interface be



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  added, and that *** configuration be supported.

 . IGS requested that a second *** port be added. Both ports will be identical and will connect to ***



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2. Full Chip Block Diagram:

[graphic]

***

 .  The *** will be build as a high speed *** to allow future scalability

 . Specification for the *** will be given by IGS, the external *** will connect to this *** and will run synchronously with ***.

 .  ***, is a *** that runs on the internal ***

 .  The *** type is not know yet. It will be licensed by IGS.

 .  The *** (***) is a new block that was requested by IGS after the LOI

 .  The *** (***) is a new block that was requested by IGS after the LOI



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2.1.  ***: High Definition ***:

  *** is a high definition *** and *** compliant with *** and *** Functionality specified by *** and *** standards. The *** meets the constraints of the *** specification regarding ***.

The *** is a ***; it *** all layers of an *** Bitstream up to the *** layer. The *** off loads the on board embedded *** from all the *** functions; the *** is required only at the *** header setup. All modes of the *** specifications are handled, including concealment *** vectors.

*** can process the following *** formats and resolutions:

          .  *** @ ***HZ
          .  *** @ ***HZ
          .  *** @ ***HZ
          .  *** @ ***HZ

The *** read the *** stream from a buffer in the SDRAM, *** it, *** it and stores it back into a different buffer in the SDRAM as a frame or as a field.

The *** controlling *** will be able to perform the following functions:

  1. Frame-store modes: ***, ***, *** or more frames to allow scaling.

  2. Low delay ***: The *** driver controling specially this *** will *** if the *** buffer is empty and resume *** process when data arrives. The *** will repeat a suitable, previously *** frame when this happens.

  3. *** detects error in the input *** stream (*** syntax or grammar rules violations) With the help of the Host *** these errors can be ***.

  4. Trick modes (***,***,***, and ***.

  5. Concatenated sequences. This IP is able to *** and present correct *** at the boundary of *** sequences which may include the sequence layer changes, such as:

          .  coding standard changes between *** and ***.
          .  *** size changes
          .  *** changes
          .  *** rate changes
          .  bit rate changes up to *** (***)*** bits/sec.
          .  *** buffer size changes
          .  constrained parameters flag changes
          .  *** matrics changes



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          .  profile and level indications
          .  progressive sequence
          .  chroma_format
          .  low delay
          .  missing sequence end

  6. will be able to display the last picture in a sequence even though there is no further data arrive.

  7. still ***

  8. software controlled parameters: ***, ***, ***.

  9. *** support for ***



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2.2.  ***: *** and ***:

*** is programmable *** as well as ***. IT reads the *** stream from a buffer in the SDRAM, *** it, *** it and stores back into a different buffer in the SDRAM as a frame or as a field.

The *** has the following features:

          .  *** stream

             .  Sampling rate: *** HZ, *** HZ, *** HZ

             .  Conformance: highest level (***)

          .  *** streams according to ***

             .  Sampling frequency: *** HZ, *** HZ, *** HZ

             .  Code modes: ***, ***, ***, ***, ***, ***, ***, ***

             .  Multi-*** down-mixing

             .  Conformance: Group A (***)

          .  *** modes for non-*** *** data

             .  Sampling frequency: *** HZ, *** HZ, *** HZ

             .  1/0: *** input ***, *** output ***

             .  modes: *** pass, ***, *** -L, *** -R



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2.3.  ***: ProgramMable sdram controller:

The *** is programmable SDRAM controller optimized to work with Coreum *** to fully utilize the memory bandwidth. The *** will support the following *** channels:

     .  ***

     .  ***

     .  *** Requests coming through the bridge

     .  ***

     .  *** Parallel port requests

The *** will support *** external SDRAM bus in the following configurations:

     .  *** organized as *** SDRAM chips of ***

     . *** organized as *** SDRAM chips of *** (This configuration is not recommended )

     .  *** organized as *** SDRAM chip of ***

For future expansion, *** will support *** external SDRAM bus in the following configurations:

     .  *** organized as *** SDRAM chips of ***

     .  *** organized as *** SDRAM chips of ***

The speed of the memory sub system will be the same as the *** for the *** version and can be *** or *** for the *** version



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2.4.  ***: ON Board ***:

The ON board *** will be used to *** the *** Stream, reading the *** stream from the local memory, *** the data and stores the *** into the local memory. It will be used to perform portions of the *** stream *** and ***.

The *** will interface to the *** and will use one of the *** channels of the
***.

The *** can be a slave for an external HOST will can access the *** internal registers and give it the proper addressing and memory spaces.

     2.4.1. Memory space allocation:

     The memory space supported in this system will be allocated in the following way:

                                   [graphic]

The on board *** can access all the shaded memory spaces.



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2.5.  ***: ***:

[graphic]

Features OF ***:

     .  input rate: sustained input rate ***/sec serial and ***/sec parallel

     .  *** supported

     .  extensive and programmable hardware section filter (***,***,*** )

     .  ***clock recovery logic

     .  standard input interface for FEC/Error correction



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     .  error handling capability at the *** level

     . *** access interface support: internal ***, *** (***) and external *** access interface (support *** level and *** level decryption as well as up to *** pairs of *** keys)

     . high speed input/output *** parallel interface to allow different source of bit stream, i.e through a ***port on *** chip, to be filtered through
        ***.



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2.6.  ***: *** streaming engine:

     THE *** WAS NOT PART OF THE ORIGINAL PROPOSAL, IGST ASKED TO ADD THIS BLOCK TO SIMPLIFY THE INTERFACE AND TO CREATE A MORE NATURAL SEPARATION BETWEEN COREUM'S RESPONSIBILITIES AND IGS'S.

     THE *** WILL TAKE THE *** DATA, RESIDING IN THE *** AFTER THE *** AND *** THE DATA, WILL FORMAT IT AND SERIALIZED AND SEND IT TO AN EXTERNAL ***.

     THIS BLOCK WILL SUPPORT SAMPLING FREQUENCY OF: *** HZ, *** HZ, *** HZ

     IT WILL READ A *** STREAM (ORIGINATED FROM EITHER *** OR ***) AND CONVERT IT INTO *** STREAM.

     SUPPORTS *** ANNEX B., IEC ***



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2.7.  ***: *** Streaming and Scaling Engine:

     THE *** WAS NOT PART OF THE ORIGINAL PROPOSAL, IGST ASKED TO ADD THIS BLOCK TO SIMPLIFY THE INTERFACE AND TO CREATE A MORE NATURAL SEPARATION BETWEEN COREUM'S RESPONSIBILITIES AND IGS'S.

     THE *** WILL TAKE THE *** DATA, RESIDING IN THE *** AFTER THE *** AND *** THE DATA, WILL SCALE IT, FORMAT IT AND SEND IT *** ACCORDING TO THE *** STANDARD. THIS DATA WILL BE SEND DIRECTLY TO A *** INPUT PORT IN ***.



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2.8.  ***: Internal *** bridge:

The bridge connects the internal high speed *** with an external system ***. The internal *** will allow *** bursts between the various processing units and the ***.

The speed of *** will be a multiple of the *** speed and will be set to ***Hz for this generation, the system *** can run a different speed than the ***.



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3.0  General:

     ALL THE IP WILL BE DESIGNED TO ALLOW REUSABILITY, SOME FEATURES WILL BE IMPLEMENTED TO ALLOW FUTURE EXPANSION. COREUM CORES WILL HAVE A HAVE A TEST SHADOW REGISTERS AROUND THEM TO ENSURE TO SIMPLIFY ISOLATION OF THE CORE AND TESTABILITY DURING THE MANUFACTURING PROCESS.

     ALL COREUM DESIGNS WILL BE SCANABLE AND WILL HAVE FAULT COVERAGE HIGHER THAN 96%.

     ALL COREUM DESIGNS WILL BE BASED ON A LIBRARY SUPPLIED BY IGS (FROM UMC)

     ALL MEMORIES WILL BE SUPPLIED BY THE IGS WHICH WILL HAVE ALL LIBRARY VIEWS.

     NOTE: FOR THE DESIGN TO BE ABLE TO REACH ***Hz, A TRUE *** LIBRARY WILL NEED TO BE SUPPLIED TO COREUM AT THE BEGINNING OF THE WORK.


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                           ATTACHMENT 2 TO EXHIBIT A

                              MILESTONES SCHEDULE

                                  *** and ***

                               ***  and *** Core


3.   Tentative Project Schedule

     This Schedule takes into account the design of the following IP blocks, ***, ***, *** and ***


Phase                                           DURATION                     SCHEDULE           Dates         NOTES
----------------------------------------------------------------------------------------------------------------------
                                                  (WW)                         (WW)
----------------------------------------------------------------------------------------------------------------------
    0.0   Contract Signed                          0              S             0             01-Nov-99          1
----------------------------------------------------------------------------------------------------------------------
    0.5   Final Spec                               4              P             4             29-Nov-99
----------------------------------------------------------------------------------------------------------------------
    1.0   RTL Design. Rev 1.0                      6              S             6             13-Dec-99
----------------------------------------------------------------------------------------------------------------------
    1.5   Initial C Models                         2              P             8             27-Dec-99          2
----------------------------------------------------------------------------------------------------------------------
    2.0   RTL Design. Rev 2.0                      6              S            12             24-Jan-00
----------------------------------------------------------------------------------------------------------------------
    3.0   RTL Design. Rev 3.0                      6              S            18             06-Mar-00          3
----------------------------------------------------------------------------------------------------------------------
    4.0   RTL Design. Rev 4.0                      6              S            24             17-Apr-00
----------------------------------------------------------------------------------------------------------------------
    4.5   Sign Off                                ***             P            ***               ***
----------------------------------------------------------------------------------------------------------------------
    5.0   Final Design                            ***             S            ***               ***             4
----------------------------------------------------------------------------------------------------------------------
    6.0   Post Silicon                            ***             S            ***               ***             5
----------------------------------------------------------------------------------------------------------------------


Definition of "successful completion of phases" (Acceptance Criteria)

Phase 0.0: (Contract Signed)
  - Contract reviewed and signed.

Phase 0.5: (Final Spec)
  - All Specification agreed on
  - All block owners identified and assigned
  - Standard Cell library vendor identified.
  - Memory Generation tools/methods identified.

Phase 1.0: (RTL 1.0)
  - *** will runs *** streams
  -
Phase 1.5: (Initial C Models)
  - *** Architecture finalized, C models ready for other *** development



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Phase 2.0: (RTL 2.0)
  -  *** will runs *** streams, *** and ***, *** block *** basic *** streams



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Phase 3.0: (RTL 3.0)
  - External *** I/F tested, *** Parallel port tested, all modes of *** tested
  -  Basic *** streams tested  for al formats

Phase 4.0: (RTL 4.0)
  - All *** bit streams tested (*** streams?)
  - All *** bit streams tested (*** streams?)
  - All Modes of *** tested
  - All memory configurations tested
  - Floor plan release for chip integration

Phase 4.5: (Sign Off)
  -  Identify all sign off criteria to be applied on Phase 5.0
  -
Phase 5.0: (Final Design)
  - Same as Phase 4.0 plus
  - Timing goals met
  - Fits the area
  - Meets DfT goals

Phase 6.0: (post ***)
  - Assumes FAB time is *** weeks, *** weeks of debug time is allocated

NOTES:

     1) Design officially starts when every one assigned to the program is 100% on board. It is assumed that, at lease *** engineers (Full Time) will be assigned from Coreum and *** other engineers (Full Time) will be assigned from IGS to work on this program. The program will be Managed By a Coreum Manager.

     2) Initial C models will be provided as early as possible to allow other *** development to start in parallel to the *** design

     3) Physical design will start as early as possible. This will allow quick feedback to the logic design and will ensure a smooth Tapeout.

     4)  Final chip integration done at IGS site.

     5) Silicon Debug will be done as IGS site. Engineers from both companies will collaborate to ensure a smooth and quick transfer to Production.




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